SECURITIES  AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549



                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934


               Date of Report:  July 22, 1994


                     UNOCAL CORPORATION
                  -----------------------
   (Exact name of registrant as specified in its charter)





          Delaware                  1-8483            95-3825062
- -----------------------------------------------------------------
(State or other jurisdiction of   (Commission     (I.R.S. Employer
incorporation or organization)     File Number)    Identification No.)




1201 West Fifth Street, Los Angeles, California      90017
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   (Address of principal executive offices)       (Zip Code)




Registrant's telephone number, including area code:  (213) 977-7600

ITEM 5.   OTHER EVENTS


         The registrant is filing herewith as Exhibit 5(a), for the purpose of incorporating it by reference into the registrant's Registration Statement on Form S-8, Registration No. 33-65576, relating to shares of the registrant's Common Stock, par value $1.00 per share, to be purchased from time to time by the Trustee of the Unocal Profit Sharing Plan (the "Plan") for allocation to the accounts of participants in the Plan, an opinion of counsel as to the legality of certain of such shares, which may be issued and sold by the registrant to the Trustee, and as to the compliance of the Plan, as amended, with the applicable requirements of ERISA.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


         (c)   Exhibits

            5(a) Opinion of Dennis P. R. Codon, Esq., Vice President and General Counsel of the registrant.

            23     Consent of Dennis P. R. Codon, Esq., (included in
                   Exhibit 5(a)).


   _________________________________________________________________


                               SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      UNOCAL CORPORATION
                                      ------------------
                                        (Registrant)




Dated:  July 22, 1994            By:  /s/CHARLES S. MCDOWELL
- ---------------------                 -----------------------
                                      (Charles S. McDowell,
                                       Vice President and Comptroller)